Exhibit 99.1

Focus Financial Partners 40th Raymond James Annual Institutional Investors Conference March 6, 2019

Disclaimer Special Note Regarding Forward-Looking Statements Some of the information in this presentation may contain forward-looking statements. Forward-looking statements give our current expectations, contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “continue,” “will” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in this presentation. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include fluctuations in wealth management fees, regulatory assets under management, our reliance on our partner firms and the principals who manage their businesses, our ability to make successful acquisitions, unknown liabilities of or poor performance by acquired businesses, harm to our reputation, our inability to facilitate smooth succession planning at our partner firms, our inability to compete, our reliance on key personnel, our inability to attract, develop and retain talented wealth management professionals, our inability to retain clients following an acquisition, write down of goodwill and other intangible assets, our failure to maintain and properly safeguard an adequate technology infrastructure, cyber-attacks, our inability to recover from business continuity problems, inadequate insurance coverage, the termination of management agreements by management companies, our inability to generate sufficient cash to service all of our indebtedness, the failure of our partner firms to comply with applicable U.S. and non-U.S. regulatory requirements, legal proceedings and governmental inquiries and certain other factors. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Our forward-looking statements speak only as of the date of this presentation or as of the date as of which they are made. Except as required by applicable law, including federal securities laws, we do not intend to update or revise any forward-looking statements. Non-GAAP Financial Measures We analyze our performance using Adjusted Net Income and Adjusted Net Income Per Share. Adjusted Net Income and Adjusted Net Income Per Share are non-GAAP measures. We define Adjusted Net Income as net income (loss) excluding income tax expense (benefit), amortization of debt financing costs, intangible amortization and impairments, if any, non-cash equity compensation expense, non-cash changes in fair value of estimated contingent consideration, gain on sale of investment, loss on extinguishment of borrowings, delayed offering cost expense, management contract buyout, if any, and other one-time transaction expenses. The calculation of Adjusted Net Income also includes adjustments to reflect (i) a pro forma 27% income tax rate assuming all earnings of Focus LLC were recognized by Focus Inc. and no earnings were attributable to non-controlling interests and (ii) tax adjustments from intangible asset related income tax benefits from acquisitions based on a pro forma 27% tax rate. The calculation of Adjusted Net Income Per Share is calculated by dividing Adjusted Net Income by the Adjusted Shares Outstanding. See calculation of Adjusted Shares Outstanding in the fourth quarter and full year 2018 earnings release. We believe that Adjusted Net Income and Adjusted Net Income Per Share, viewed in addition to and not in lieu of, our reported GAAP results, provide additional useful information to investors regarding our performance and overall results of operations for various reasons, including the following: Non-cash equity grants made to employees or non-employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; stock-based compensation expense is not a key measure of our operating performance; contingent consideration or earn outs can vary substantially from company to company and depending upon each company’s growth metrics and accounting assumption methods; the non-cash changes in fair value of estimated contingent consideration is not considered a key measure in comparing our operating performance; and amortization expenses can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; the amortization of intangible assets obtained in acquisitions are not considered a key measure in comparing our operating performance. Adjusted Net Income and Adjusted Net Income Per Share do not purport to be an alternative to net income (loss) or cash flows from operating activities. The terms Adjusted Net Income and Adjusted Net Income Per Share are not defined under GAAP, and Adjusted Net Income and Adjusted Net Income Per Share are not a measure of net income (loss), operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, Adjusted Net Income and Adjusted Net Income Per Share have limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: Adjusted Net Income and Adjusted Net Income Per Share do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments; Adjusted Net Income and Adjusted Net Income Per Share do not reflect changes in, or cash requirements for, working capital needs; and other companies in the financial services industry may calculate Adjusted Net Income and Adjusted Net Income Per Share differently than we do, limiting its usefulness as a comparative measure. In addition, Adjusted Net Income and Adjusted Net Income Per Share can differ significantly from company to company depending on strategic decisions regarding capital structure, the tax jurisdictions in which companies operate and capital investments. We compensate for these limitations by relying also on the GAAP results and use Adjusted Net Income and Adjusted Net Income Per Share as supplemental information. 2

Who We Are   A leading partnership of 59 independent fiduciary wealth management firms1 A partner of choice for Registered Investment Advisors (‘‘RIAs’’), a highly fragmented but rapidly consolidating industry A source of intellectual and financial resources, and a scaled business model that ensures aligned interests  Our partnership is built on the following principles, which enable us to attract and retain high-quality wealth management firms and accelerate their growth Entrepreneurship Fiduciary Standard Alignment of Interests Value-Add Program 3 1. Represents the number of partner firms closed as of March 1, 2019. The number of partner firms has been reduced for those that merged with existing partner firms prior to March 1, 2019.  Empowerment of our partner firms through access to strategy, intellectual resources, M&A opportunities, low-cost capital, marketing and operational best practices.  Alignment of principals’ interests with the interests of Focus through our differentiated partnership and economic model.  Partnership with wealth management firms that are held to the fiduciary standard in serving their clients.  Emphasis on the entrepreneurial spirit, independence and unique culture of each partner firm.

The Challenges We Solve 4 Focus Never Turns Entrepreneurs Into Employees 1. Enhance Already Successful Businesses 2. Provide Access to Cost-Efficient Capital 3. Facilitate Succession Planning  Sharing of best practices – “Economies of Expertise”  Process and technology enhancements  Regulatory support  Purchasing power  Partner level M&A  Limited lending from banking institutions  Most firms too small for private equity  Bank acquisitions counter-cultural for RIAs  Fair market value for transitioning advisors  Talent recruiting and management  Succession planning processes

A Partner of Choice in a Growth Industry  A leading partnership in the $56bn revenue financial planning and advice market1   RIAs and Hybrids are the fastest growing segment of the fiduciary advice market2 Industry consolidation is accelerating in the U.S., which is the largest wealth management market in the world CAGR: 21% 911 International: 1. 2. 3. Source: IBISWorld report dated December 2017. Source: Cerulli Advisor Metrics, 2017. Represents the number of partner firms closed as of March 1, 2019. The number of partner firms has been reduced for those that merged with existing partner firms prior to March 1, 2019. 5 59 partner firms with over 3,000 wealth management-focused principals and employees3 UK Canada Australia Revenue ($mm) 663 485 382 269 209 326 132125154179 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Geographic Reach

Our Partners Primarily Serve Ultra-High Net Worth and High Net Worth Clients     Clients are relatively resistant to economic cycles and use a wide range of services Emphasis is on delivering a full suite of client services, not just managing assets Fiduciary model is stable and sustainable because it is fee-based, not transactional High level of recurring revenue due to quality and breadth of services delivered 1. For the year ended December 31, 2018. 6 Fee-Based, Recurring Revenues in Excess of 95%1 Ultra-High Net Worth ($30m+ Client Assets) High Net Worth ($2m+ Client Assets) Affluent ($500k+ Client Assets)  Planning (Estate / Tax / Wealth Protection)  Multi-generation Services, Family Intermediation  Household Support  Business and Personal Investments  Asset Allocation / Asset Management  Tax Preparation  Fees per Client > $300,000  Fees based on a Contractual Percentage of Client’s Assets, Time & Service  Planning (Estate / Tax / Wealth Protection)  Multi-generation Services  Asset Allocation / Asset Management  Tax Preparation  Fees per Client > $50,000  Fees based on a Contractual Percentage of Client’s Assets, Time & Service  Retirement Planning  Asset Management  Fees per Client > $10,000  Fee based on a Contractual Percentage of Client’s Assets

Our Investment Thesis Growth company with differentiated, scalable model and established track record 1 2 Substantial market opportunity in the U.S. and internationally High-growth business with strong financial fundamentals 3 Emphasis on fiduciary advice, entrepreneurship, access to cost-efficient capital and value-added services accelerates future opportunities 4 59 Partner Firms1 $911mm 2018 Revenue YoY Growth: 37% 95%+ Fee-Based & Recurring Revenues2 10.3% 5 Year Average Annual Organic Revenue Growth3 20% Targeted Growth Rate for Revenues and Adjusted Net Income Per Share4 1. 2. 3. Represents the number of partner firms closed as of March 1, 2019. The number of partner firms has been reduced for those that merged with existing partner firms prior to March 1, 2019. For the year ended December 31, 2018. Organic revenue growth represents the year-over-year growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus' partner firms and partner firms that have merged, that for the periods presented are included in Focus's consolidated statements of operations for the annual periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a ‘‘same store’’ basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods. Non-GAAP financial measure. Our long-term objectives may also be considered forward-looking statements. Please see Disclaimer for discussion of forward-looking statements and non-GAAP measures. 4. 7

The Market for Fiduciary Advice is Large and Continues to Grow  A leading partnership in the growing $56bn revenue financial planning and advice market1 Shift to Independent Advice 6% 0.7% 2017 2023E 1. 2. Source: IBISWorld report dated December 2017. Source: Cerulli Advisor Metrics, 2017. CAGR 2011-2016. 8 Hybrid RIA Independent RIA Retail Bank B/D National & Regional B/D Insurance B/D Wirehouse IBD Historical Growth in Advisor Headcount by Channel2 7.9% 5.0% 1.2% (1.3%)(1.5%) (4.1%) Addressable Market is Significant and Expanding Financial Planning & Advice Market Revenue ($bn)1 CAGR:$78.5 $56.0

We Have Multiple Levers to Drive Long-Term Growth

FOCUS
FINANCIAL PARTNERS

"20/20" Long-Term Growth Objectives[1]

A – High-Quality, Growth-Oriented Partner Firms

Empower firms and enable growth

Maintaining partner identity and entrepreneurship essential to Focus value proposition

B – Access to Capital

Access to low cost of capital through Focus balance sheet

C – Value-Add Services

Access to industry thought leadership

Resources of a large organization

D – Mergers by Our Partner Firms Creates Scale

Platform to attract and merge targets into partner firms

~5,000 potentially suitable opportunities in the U.S.

E – Significant Opportunity to Add New, Like-Minded Partner Firms

~1,000 potential new partner firm opportunities in the U.S.

Multiple opportunities in international locations, starting with Australia and Canada

Growth of Our Existing Partner Firms (A–D) | New Partner Firms (E)

1. Represents 20% revenue and adjusted net income per share growth guidance, on average and over time. Our long-term objectives may also be considered forward-looking statements. Please see Disclaimer for discussion of forward-looking statements and non-GAAP measures.

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Our Financial Model is Strong and Sustainable

FOCUS FINANCIAL PARTNERS

Fee-Based & Recurring Revenue	▸ 95%+ fee-based recurring revenues[1] and 10.3% average annual organic revenue growth[2] over the last 5 years ▸ Holistic wealth management fees tied to team-based service model ▸ Downside protection created by preferred position in partner firm base earnings
Strong Cash Flow Generation	▸ Strong cash flow generation and significant tax shield generated from intangible assets ▸ Low capex requirements ▸ Significant variable costs provide downside protection – management fees are 100% variable expenses
Strong Balance Sheet & Low Capital Requirements	▸ "Capital light" model ▸ Limited asset risk ▸ Targeted 3-4x leverage with ability to quickly de-lever
Attractive Growth Profile	▸ Proven ability to enhance organic growth of partner firms ▸ Substantial growth opportunity through direct acquisition of partner firms and scaling of partner firms through merger opportunities with other wealth management firms

Revenue Shield
95%+ fee based recurring revenue[1]

Expense Shield
Highly variable expense base

Cash Flow Shield
Earnings preference

Legal Shield
Enterprise protective provisions

1. For the year ended December 31, 2018.
2. Organic revenue growth represents the year-over-year growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus' partner firms and partner firms that have merged, that for the periods presented are included in Focus's consolidated statements of operations for the annual periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.

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Our Core Competency in M&A is a Key Driver of Our Growth With Excellent Opportunities Ahead

FOCUS FINANCIAL PARTNERS

Revenue[1] ($mm)



5 Year CAGR:
27.6%
$269
$221
$48
$326
$277
$49
$382
$336
$46
$485
$439
$47
$663
$617
$46
$911
$853
$58
2013
2014
2015
2016
2017
2018
Wealth Management
Other

- ✓ 37.4% YoY growth in revenues: 2018 vs 2017
- ✓ Target revenue growth of 20% on average and over time
- ✓ 5 year average organic growth[3] of 10.3%
- ✓ 95%+ fee-based and recurring revenues[4]

M&A Track Record[2]



Total Deals:
7
16
21
18
25
25
18
Acquired Base Earnings ($mm)
$5.0
$5.3
$15.6
$23.2
$44.2
$37.8
$18.2
1
4
2
12
1
3
14
5
2
12
4
2
15
9
1
17
3
5
13
5
2013
2014
2015
2016
2017
2018
2019 YTD
New Partner Firms
New Partner Firms - Independence Deals
Mergers by Our Partner Firms

- ✓ Acquiring and integrating firms are "core competencies"
- ✓ Large number of targets in the U.S.
  - ~1,000 potential new partner firms
  - ~5,000 potential mergers for existing partner firms
- ✓ One of the largest M&A teams in the industry supports our scalability and growth
- ✓ 25 transactions closed in each of the past two fiscal years
- ✓ Over 160 transactions executed since inception

1. Totals may not foot due to rounding.
2. 2019 YTD includes 2 pending partner firms and 4 pending mergers that are signed but not closed yet. 2019 YTD acquired base earnings include $6.3mm from pending new partner firms.
3. Organic revenue growth represents the year-over-year growth in revenue related to partner firms, including growth related to acquisitions of wealth management practices and customer relationships by Focus' partner firms and partner firms that have merged, that for the periods presented are included in Focus's consolidated statements of operations for the annual periods presented. Focus believes these growth statistics are useful in that they present full-period revenue growth of partner firms on a "same store" basis exclusive of the effect of the partial period results of partner firms that are acquired during the comparable periods.
4. For the year ended December 31, 2018.

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Our 2018 IPO Has Accelerated Our Growth

FOCUS FINANCIAL PARTNERS

Rationale	Since The IPO: Early Benefits
Public currency	✓ Completed Loring Ward acquisition in Q4 2018, one of the largest transactions in our history, using $112.5mm in public company stock
Access to cost-efficient and flexible funding options	✓ Upsized revolver to $650mm ‣ Lowered interest rates ‣ Created dry powder for M&A ✓ Accelerating deal velocity since July 2018 IPO ‣ 18 deals closed ‣ 6 deals pending[1]
Credibility of being a public company	✓ Growing partner network internationally and expanding UHNW business ‣ **Australia**: Escala Partners ‣ **Canada:** Prime Quadrant ✓ $18.2mm[1] in 2019 YTD closed and pending new partner firm acquired base earnings

1. 2019 YTD includes 2 pending partner firms and 4 pending mergers that are signed but not closed yet. 2019 YTD acquired base earnings include $6.3mm from pending new partner firms.

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Our Management Team Has A Proven Track Record and Is Aligned with Shareholder Interests Name / Title Years with Focus Prior Experience Alignment of Interests with Shareholders Well Respected Large Corporate Management Experience CFO Wealth Management Experience Managing Director Longevity & Entrepreneurial Spirit * Named Executive Officers. 13 Russell McGranahan General Counsel3  Three founders and CFO have worked together for over 10 years  Management has longstanding entrepreneurial track record and expertise Vamsi Yadlapati12  Strong background in all aspects of the wealth management and fiduciary advice business Jim Shanahan*13  Seasoned team with management experience at prominent firms  Track record of delivering growth since inception Lenny Chang Co-Founder & MD14 Rajini Kodialam* Co-Founder & COO14  Broadly viewed as client focused  Understand the need to collaborate with partner firms Rudy Adolf* Founder & CEO14  Top management and private equity partners did not sell equity in the IPO  5-year incentive program linked to a $100 per share price target Differentiating Factors Management Team

Our 2019 Strategic Priorities Will Enhance Future Revenue and Earnings Growth Evolve support provided to partner firms across key components of their businesses 1     Operations Technology Legal Marketing    HR Management Regulatory Cyber Security Capitalize on merger opportunities to help our partner firms grow 2    Key strategic objective Leverage core competency in M&A Substantial opportunity Expand portfolio of partner firms, especially in the ultra-high net worth and high net worth space Established, profitable RIAs and multi-family offices with proven track records of client service Elite teams from brokerage firms and wirehouses 3 Seek acquisitions of additional partner firms internationally Primary focus is on Australia and Canada Monitoring select European and Southeast Asian markets 4 Introduce innovative value-add initiatives SmartAsset investment, a top client lead generator Partner leadership development program at Harvard 5 14

Appendix

Unique Acquisition Structure 2 1 Consideration Target Firm 2 2 Assets 3 1 Principals form Management Company 3 4 Oversee Operations Successor Firm (Operating Subsidiary) Management Company (Owned by Principals) Management Agreement 4 Management Fees 16 Focus structures transactions in a tax efficient manner, whereby tax intangibles are generated The successor firm, the principals and the management company enter into a long-term management agreement The selling principals form a management company. Newly admitted principals can also join The operating subsidiary acquires substantially all of the assets of the target firm for a combination of cash, Focus equity and contingent consideration Focus forms a wholly-owned subsidiary (“operating subsidiary”) Acquisition Model – Typical New Partner Firm

Our Acquisition Structure Attracts Entrepreneurs

FOCUS FINANCIAL PARTNERS

Illustrative Focus/Partner Economics

($ in thousands)	Projected Revenues	+10% Growth in Revenues	-10% Growth in Revenues
New Partner Firm			
New partner firm revenues	$5,000	$5,500	$4,500
Less:			
Operating expenses (excluding management fees)	(2,000)	(2,000)	(2,000)
EBPC	3,000	3,500	2,500
Base Earnings to Focus (60%)	1,800	1,800	1,800
Management fees to management company (40%)	1,200	1,200	700
EBPC in excess of Target Earnings:			
To Focus (60%)	--	300	--
To management company as management fees (40%)	--	200	--
Focus			
Focus revenues	$5,000	$5,500	$4,500
Less:			
Operating expenses (excluding management fees)	(2,000)	(2,000)	(2,000)
Less:			
Management fees to management company	(1,200)	(1,400)	(700)
Focus Operating Income	**$1,800**	**$2,100**	**$1,800**

Waterfall

- ✓ First $1.8mm goes to Focus – "Base Earnings" 60% earnings acquired
- ✓ Next $1.2mm goes to the management company – "EBPC Target" 40% of earnings retained by the management company
- ✓ EBPC above $3mm is split 60 / 40% between Focus and the management company

Structure Considerations

- ✓ Aligns interests of partners with Focus
- ✓ Enhances entrepreneurial mindset
- ✓ Both Focus and partners participate in the rewards from future growth
- ✓ Base earnings provides downside protection

Legal Considerations

- ✓ 5 year non-compete and non-solicit agreement
- ✓ Initial 6 year management agreement with an evergreen provision. Two year non-compete and non-solicit tail
- ✓ Key employees sign non-solicit and confidentiality agreement, generally one year and two years, respectively

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